UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 5, 2007

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Stone Kaplan Investments, LLC, One Northfield Plaza, Suite 480 Northfield, Illinois  60093

(Address of principal executive offices)       (Zip Code)

(847) 441-0929

(Registrant’s telephone number, including area code)

Stone Arcade Acquisition Corporation

(Former name of registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)                                   On April 5, 2007, the Board of Directors of KapStone Paper and Packaging Corporation (“KapStone”) amended the 2006 Incentive Plan to change the name of the plan to the “KapStone Paper and Packaging 2006 Incentive Plan” from the “Stone Arcade Acquisition Corporation 2006 Incentive Plan”. A copy of the amendment to the 2006 Incentive Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 5, 2007, the Compensation Committee granted the following equity awards to KapStone’s executive officers:

Executive	Stock Options	Restricted Stock
Roger Stone	159,650	54,300
Matt Kaplan	159,650	54,300
Tim Keneally	57,650	19,600
Andrea Tarbox	57,650	19,600

Each of the stock options has an exercise price of $6.76 per share and vests 50% at the second anniversary of the grant date and the remaining 50% at the third anniversary of the grant date.  Each share of restricted stock vests at the third anniversary of the grant date.

A copy of the form of stock option agreement and restricted stock agreement is attached hereto as Exhibit 99.2 and 99.3, respectively, and is incorporated herein by reference.  The foregoing summary is qualified in its entirety by reference to the full text of such exhibits.

(f)                                    On April 5, 2007, the Board of Directors of KapStone, upon the recommendation of the Compensation Committee, approved:  (a) the following annual salaries for KapStone’s executive officers:  Roger Stone, Chief Executive Officer - $420,000; Matt Kaplan, President - $420,000; Tim Keneally, Vice President -$273,000; and Andrea Tarbox, Vice President and Chief Financial Officer - $240,000; and (b) Kapstone’s 2007 annual incentive plan

Under KapStone’s 2007 annual incentive plan:  (a) each of Messrs. Stone and Kaplan is eligible to receive a bonus of up to 130% of his base salary based on KapStone’s EBITDA performance during 2007; and (b) each of Mr. Keneally and Ms. Tarbox is eligible to receive a bonus of up to 63% of his or her base salary based on KapStone’s EBITDA performance during 2007 and up to an additional 27% of his or her base salary based on individual performance goals.

Item 9.01                                             Financial Statements and Exhibits

The following exhibits are being filed as part of this Form 8-K:

Exhibit No.	Description
99.1	First Amendment to Stone Arcade Acquisition Corporation 2006 Incentive Plan dated as of April 5, 2007

99.2	Form of Stock Option Agreement

99.3	Form of Restricted Stock Agreement

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2007

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Roger W. Stone
Name:	Roger W. Stone
Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	First Amendment to Stone Arcade Acquisition Corporation 2006 Incentive Plan dated as of April 5, 2007

99.2	Form of Stock Option Agreement

99.3	Form of Restricted Stock Agreement